SUPPLEMENT TO THE APRIL 30, 2018 PROSPECTUS

OF FIDELITY PERSONAL RETIREMENT ANNUITY®

ISSUED BY FIDELITY INVESTMENTS LIFE

INSURANCE COMPANY (“FILI”)

Effective June 8, 2018, all references to “57 variable subaccounts” and “57 Investment Options” are replaced with “61 variable subaccounts” and “61 Investment Options”, respectively.

Effective June 8, 2018, the following information is added to “THE FUNDS” section:

Fund	Investment Objective	Investment Adviser/Principal Sub- Adviser

Fidelity VIP Bond Index Portfolio	Seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Bloomberg Barclays U.S. Aggregate Bond Index.	Fidelity Management & Research Company

Fidelity VIP Extended Market Index Portfolio	Seeks to provide investment results that correspond to the total return of stocks of mid- to small-capitalization U.S. companies.	Fidelity Management & Research Company/Geode Capital Management, LLC

Fidelity VIP International Index Portfolio	Seeks to provide investment results that correspond to the total return of foreign developed and emerging stock markets.	Fidelity Management & Research Company/Geode Capital Management, LLC

Fidelity VIP Total Market Index Portfolio	Seeks to provide investment results that correspond to the total return of a broad range of U.S. stocks.	Fidelity Management & Research Company/Geode Capital Management, LLC

Important: You will find more complete information about the Funds, including the risks associated with each Fund, in their respective prospectuses, and if available, summary prospectuses.  You should read them in conjunction with this prospectus.  You can obtain a prospectus for any underlying Fund by calling 1-800-544-2442 or visiting Fidelity.com.

FPRA-18-01
1.9889277.100	June 8, 2018